FORM OF DEBT UNDERWRITING AGREEMENT


                                                   ___________, 199_




SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California  90067-6022
Dear Sirs:


               We (the "Manager") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that SunAmerica Inc., a Maryland corporation (the "Company"), proposes to issue and sell [Currency and Principal Amount] aggregate initial offering price of [Full title of Debt Securities] (the "Debt Securities")(1) [and ____ warrants (the "Debt Warrants") to purchase [Currency and Principal Amount] aggregate initial offering price of its [title of debt securities] (the "Debt Warrant Securities")]. [(The Debt Securities and the Debt Warrants, but not the Debt Warrant Securities, are collectively referred to herein as the "Offered Securities.")](2) The Debt Securities will be issued pursuant to the provisions of a [Senior] [Subordinated] [Junior Subordinated] Indenture dated as of _______________, 199_ (the "Indenture") between the Company and The First National Bank of Chicago, as Trustee (the "Trustee"), [and the
Debt Warrants will be issued pursuant to the provisions of a Debt Warrant Agreement dated as of _________________, 199_ (the "Debt Warrant
Agreement") between the Company and _______________, as Debt Warrant
Agent].

_________
     (1) If there is a green shoe, (i) redefine "Debt Securities" as "Firm Securities", (ii) add description and definition of "Additional Securities" and (iii) redefine "Debt Securities" to include "Firm Securities" and "Additional Securities". See form of SunAmerica Equity Underwriting Agreement.

_________
     (2) If no Debt Warrants are being issued, replace this sentence with the following sentence:

     (The Debt Securities are also referred to herein as the "Offered Securities.")


               Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the respective principal amounts of Debt [Firm] Securities [and numbers of Debt Warrants] set forth below opposite their names at a purchase price of ____% of the principal amount of Debt [Firm] Securities [, plus accrued interest, if any, from [Date of Offered Securities] to the date of payment and delivery] [and at a purchase price of $____ per Debt Warrant](3):

_________
     (3) If there is a green shoe, add paragraph regarding agreement to sell Additional Securities. See form of SunAmerica Equity Underwriting Agreement.


                                                Principal Amount of
      Name                                      Debt [Firm] Securities
-----------------------                         ----------------------
[Insert syndicate list]





                             Total . . . . . .
                                                     ===========



                                                Number of Debt
      Name                                         Warrants
-----------------------                         --------------
[Insert syndicate list]





                             Total . . . . . .
                                                     ===========

               [The principal amount of Debt Securities and number of Debt Warrants to be purchased by the several Underwriters shall be reduced by the aggregate principal amount of Debt Securities and number of Debt Warrants sold pursuant to Delayed Delivery Contracts.]

               The Underwriters will pay for the Offered [Firm] Securities [(less any Offered [Firm] Securities sold pursuant to Delayed Delivery Contracts)] upon delivery thereof at [office] at ______ a.m. (New York time) on ___________, 199_, or at such other time, not later than 5:00 p.m. (New York time) on __________, 199_, as shall be designated by the Manager. The time and date of such payment and delivery are hereinafter referred to as the Closing Date.(4)

----------
   (4) If there is a green shoe, add paragraph regarding timing of closing for Additional Securities and definition of "Option Closing Date". See form of SunAmerica Equity Underwriting Agreement.

               The Offered Securities shall have the terms set forth in the Prospectus dated _________ __, 199_, and the Prospectus Supplement dated ________ __, 199_, including the following:

Terms of Debt Securities
     Maturity Date:
     Interest Rate:
     Interest Payment Dates:           ____________ __ and
                                       ____________ __ commencing
                                       ____________ __, ____
                                    [(Interest accrues from
                                       ____________ __, ____)]

     Form and Denomination:
     Redemption Provisions:
     Conversion Provisions:
     Exchange Provisions:
     Sinking Fund Provisions:
     [Other Terms:]

Terms of Debt Warrants

     [Number of Debt Warrants issued
       with each $__________ principal
       amount of Debt Securities:]
     [Detachable Date:]
     Exercise Date:
     Expiration Date:
     Exercise Price:
     Principal amount of Debt Warrant
       Securities purchasable upon
       exercise of one Debt Warrant:

     Form:
     [Other Terms:]

Terms of Debt Warrant Securities

     Maturity Date:
     Interest Rate:
     Interest Payment Dates:           ____________ __ and
                                       ____________ __ commencing
                                       ____________ __, ____
                                    [(Interest accrues from
                                       ____________ __, ____)]

     Form and Denomination:
     Redemption Provisions:
     Conversion Provisions:
     Exchange Provisions:
     Sinking Fund Provisions:
     [Other Terms]:

               [The commission to be paid to the Underwriters in respect of the Offered Securities purchased pursuant to delayed delivery contracts arranged by the Underwriters shall be ___% of the principal amount of the Debt Securities so purchased [and $____ per Debt Warrant so purchased].]

               [Additional provisions.](5)

----------
   (5) If there is to be a "lock-up" of Company securities, add corresponding paragraph from form of SunAmerica Equity Underwriting Agreement.

               All provisions contained in the document entitled SunAmerica Inc. Underwriting Agreement Standard Provisions (Debt Securities and Warrants to Purchase Debt Securities) dated September __, 1995, a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to, and all provisions relating to, a type of security that is not an Offered Security shall not be deemed to be a part of this Agreement, (iii) if the Offered Securities do not include Debt Warrants, then all references in such document to Debt Warrant Securities, and all provisions in such document relating to Debt Warrants and Debt Warrant Securities, shall not be deemed to be a part of this Agreement, and (iv) all references in such document to, and all provisions in such document relating to, a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

               Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.


                           Very truly yours,

                           ____________________________

                           ____________________________

                           ____________________________

                           Acting severally on behalf of themselves and the several Underwriters named herein

                           By:   _______________________

                                 _______________________

                           By:   _______________________
                                 Name:
                                 Title:
Accepted:
SUNAMERICA INC.

By:  ______________________
     Name:
     Title:



                               SUNAMERICA INC.

                            UNDERWRITING AGREEMENT

                             STANDARD PROVISIONS
                        (DEBT SECURITIES AND WARRANTS
                         TO PURCHASE DEBT SECURITIES)


                                                            September __, 1995



               From time to time, SunAmerica Inc., a Maryland corporation (the "Company"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as this Agreement. Terms defined in the Underwriting Agreement are used herein as therein defined.

               The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Offered Securities and Debt Warrant Securities and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Offered Securities and the Debt Warrant Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"). The term "Registration Statement" means such registration statement, including the exhibits thereto, as amended to the date of this Agreement. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Offered Securities and the Debt Warrant Securities, together with the Basic Prospectus. As used herein, the terms "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement" and "amendment" or "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

               The term "Contract Securities" means the Offered Securities to be purchased pursuant to the delayed delivery contracts substantially in the form of Schedule I hereto, with such changes therein as the Company may approve (the "Delayed Delivery Contracts"). The term "Underwriters' Securities" means the Offered Securities other than Contract Securities.

               1. Representations and Warranties. The Company represents and warrants to each of the Underwriters that:

               (a) The Registration Statement (including the most recent post-effective amendment thereto, if any) has been declared effective by the Commission; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

               (b) (i) Each document filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Registration Statement, since the later of the date it became effective and the date of the most recent post-effective amendment, if any, will not fail to reflect any facts or events which individually or in the aggregate represent a fundamental change in the information set forth in the Registration Statement as of such date, (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee.

               (c) This Agreement has been duly authorized, executed and delivered by the Company.

               (d) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

               (e) The Debt Warrant Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

               (f) The Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their respective terms except as
(i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

               (g) The Offered Securities and the Debt Warrant Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture or the Debt Warrant Agreement, as the case may be, and delivered to and paid for (A) by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of the Underwriters' Securities, or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of the Contract Securities and (B) upon the exercise of Debt Warrants pursuant to the Debt Warrant Agreement, in the case of the Debt Warrant Securities, will be entitled to the benefits of the Indenture or the Debt Warrant Agreement, as the case may be, and will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability.

               (h) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Offered Securities, the Debt Warrant Securities, the Delayed Delivery Contracts and the Debt Warrant Agreement will not contravene any provision of applicable law or the articles of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its "significant subsidiaries" (as defined in Article 1 of Regulation S-X under the Securities Act and hereinafter referred to as "Significant Subsidiaries") that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Significant Subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Offered Securities, the Debt Warrant Securities, the Delayed Delivery Contracts or the Debt Warrant Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities and Debt Warrants.

               (i) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

               [(j) The [name of security into which the Debt Securities [and Debt Warrant Securities] are convertible], initially reserved for issuance upon conversion of the Debt Securities [and Debt Warrant Securities] (the "Underlying Securities") have been duly authorized and reserved for issuance;

               (k) When the Underlying Securities are issued upon conversion of the Debt Securities [and Debt Warrant Securities] in accordance with the terms of the Debt Securities [and Debt Warrant Securities], such Underlying Securities will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or other right to subscribe for or purchase such Underlying Securities.](6)

_________
    (6) Paragraphs (j) and (k) should be included if the Offered Securities will be convertible.

               2. Delayed Delivery Contracts. If the Prospectus provides for sales of Offered Securities pursuant to Delayed Delivery Contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus pursuant to Delayed Delivery Contracts. Delayed Delivery Contracts may be entered into only with institutional investors approved by the Company of the types set forth in the Prospectus. On the Closing Date, the Company will pay to the Manager as compensation for the accounts of the Underwriters the commission set forth in the Underwriting Agreement in respect of the Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of any Delayed Delivery Contracts.

               If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the aggregate principal amount of Offered Securities to be purchased by the several Underwriters shall be reduced by the aggregate principal amount of Contract Securities; such reduction shall be applied to the commitment of each Underwriter pro rata in proportion to the principal amount of Offered Securities set forth opposite such Underwriter's name in the Underwriting Agreement, except to the extent that the Manager determines that such reduction shall be applied in other proportions and so advises the Company; provided, however, that the total principal amount of Offered Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth above, less the aggregate principal amount of Contract Securities.

               3. Public Offering. The Company is advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement has been entered into as in the Manager's judgment is advisable. The terms of the public offering of the Underwriters' Securities are set forth in the Prospectus.

               4. Purchase and Delivery. Except as otherwise provided in this Section 4, payment for the Underwriters' Securities shall be made by certified or official bank check or checks payable to the order of the Company in New York Clearing House or similar next-day funds at the time and place set forth in the Underwriting Agreement, upon delivery to the Manager for the respective accounts of the several Underwriters of the Underwriters' Securities, registered in such names and in such denominations as the Manager shall request in writing not less than one full business day prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Underwriters' Securities to the Underwriters duly paid.

               Delivery on the Closing Date [or Option Closing Date](7) of any Underwriters' Securities that are (i) Debt Securities in bearer form shall be effected by delivery of a single temporary global Debt Security without coupons (the "Global Debt Security") evidencing the Offered Securities that are Debt Securities in bearer form and (ii) Debt Warrants in bearer form shall be effected only by delivery of a single permanent global Debt Warrant (the "Global Debt Warrant") evidencing the Offered Securities that are Debt Warrants in bearer form, in each case to a common depositary for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euro-clear System ("Euro-clear"), and for Centrale de Livraison de Valeurs Mobilieres S.A. ("CEDEL") for credit to the respective accounts at Euro-clear or CEDEL of each Underwriter or to such other accounts as such Underwriter may direct. Any Global Debt Security or Global Debt Warrant shall be delivered to the Manager not later than the applicable Closing Date, against payment of funds to the Company in the net amount then due to the Company for such Global Debt Security or Global Debt Warrant, as the case may be, by the method and in the form set forth in the Underwriting Agreement. The Company shall cause definitive Debt Securities in bearer form to be prepared and delivered in exchange for such Global Debt Security in such manner and at such time as may be provided in or pursuant to the Indenture; provided, however, that the Global Debt Security shall be exchangeable for definitive Debt Securities in bearer form only on or after the applicable date specified for such purpose in the Prospectus. Debt Warrants in bearer form shall be evidenced only by a Global Debt Warrant until their expiration.

---------
   (7) Include if a green shoe is to be offered to Underwriters.

                5. Conditions to Closing. The several obligations of the Underwriters hereunder are subject to the following conditions:

               (a) No stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

               (b) Subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing Date, there shall not have occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

               (c) The Manager shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (b) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the obligations on its part to be performed or satisfied on or before the Closing Date.

               The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

               (d) The Manager shall have received on the Closing Date opinions of Piper & Marbury, Maryland counsel to the Company, Susan
         L. Harris, Esq., Vice President and General Counsel--Corporate
         Affairs for the Company, and Davis Polk & Wardwell, special counsel to the Company, dated the Closing Date, to the effect set forth in Exhibits A, B and C, respectively. In giving such opinion, Ms.
         Harris may rely, as to matters governed by laws other than the laws of the State of California and the federal law of the United States of America, on an opinion or opinions of Davis Polk & Wardwell and Piper & Marbury, and Davis Polk & Wardwell may rely, as to matters governed by laws other than the laws of the State of New York and the federal law of the United States of America, on an opinion of Piper &
         Marbury, in each case so long as such opinion shall be dated the Closing Date and in form and substance satisfactory to the Manager, and shall expressly permit the Underwriters to rely thereon as if such opinion were addressed to Underwriters.

               (e) The Manager shall have received on the Closing Date an opinion of special counsel for the Underwriters (the selection of whom shall be approved by the Company), dated the Closing Date, to the effect set forth in paragraphs (ii) and (iii) [and (v)
         and (vi)](8) in Exhibit A and paragraphs (i) through (vii) in Exhibit
         C. In giving such opinion, such counsel may rely, as to matters governed by laws other than the federal law of the United States of America, on an opinion or opinions of local counsel satisfactory to the Manager, so long as each such opinion shall be dated the Closing Date and in form and substance satisfactory to the Manager, and shall expressly permit the Underwriters to rely thereon as if such opinion were addressed to Underwriters.
_________
   (8) References to be included if the Offered Securities are convertible.

               (f) The Manager shall have received on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to the Manager, from the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

               [The several obligations of the Underwriters to purchase Additional Securities hereunder are subject to delivery to the Manager on the Option Closing Date of such opinions, certificates and documents contemplated by this Section 5 as such Manager shall reasonably request relating to the issuance of the Additional Securities.](9)

_________
   (9) Include if a green shoe is to be offered to Underwriters.

               6. Covenants of the Company. In further consideration of the agreements of the Underwriters contained herein, the Company covenants as follows:

               (a) To furnish the Manager, without charge, a signed copy of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request.

               (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Offered Securities, to furnish to the Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager reasonably objects.

               (c) If, during such period after the first date of the public offering of the Offered Securities as the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters, and to the dealers (whose names and addresses the Manager will furnish to the Company) to which Offered Securities may have been sold by the Manager on behalf of the Underwriters and to any other dealer upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as so amended or supplemented, will comply with law.

               (d) To endeavor to qualify the Offered Securities for offer and sale under the securities or Blue Sky laws or insurance securities laws of such jurisdictions as the Manager shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with any review of the offering of the Offered Securities by the National Association of Securities Dealers, Inc.

               (e) To make generally available to the Company's security holders and to the Manager as soon as practicable an earning statement covering a twelve month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

               (f) During the period mentioned in paragraph (c) above, to advise the Underwriters promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose.

                     7.  Covenants of the Underwriters.

               (A) Each of the several Underwriters represents and agrees with the Company that:

               (a)  except to the extent permitted under U.S. Treas. Reg.
         Section 1.163-5(c)(2)(i)(D) (the "D Rules"), (i) it has not offered or sold, and during the restricted period will not offer or sell, Debt Securities in bearer form (including any Debt Security in global form that is exchangeable for Debt Securities in bearer form) to a person who is within the United States or its possessions or to a United States person and (ii) it has not delivered and will not deliver within the United States or its possessions definitive Debt Securities in bearer form that are sold during the restricted period;

               (b) it has, and throughout the restricted period will have, in effect procedures reasonably designed to ensure that its employees or agents who are directly engaged in selling Debt Securities in bearer form are aware that such Debt Securities may not be offered or sold during the restricted period to a person who is within the United States or its possessions or to a United States person, except as permitted by the D Rules;

               (c) if it is a United States person, it is acquiring the Debt Securities in bearer form for purposes of resale in connection with their original issuance and if it retains Debt Securities in bearer form for its own account, it will only do so in accordance with the requirements of U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(6);

               (d) if it transfers to any affiliate Debt Securities in bearer form for the purpose of offering or selling such Debt Securities during the restricted period, it will either (i) obtain from such affiliate for the benefit of the Company the representations and agreements contained in clauses (a), (b) and (c) or (ii) repeat and confirm the representations and agreements contained in clauses (a),
         (b) and (c) on such affiliate's behalf and obtain from such affiliate the authority to so obligate it;

               (e) it will obtain for the benefit of the Company the representations and agreements contained in clauses (a), (b), (c) and
         (d) from any person other than its affiliate with whom it enters into a written contract, as defined in U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(4) for the offer or sale during the restricted period of Debt Securities in bearer form; and

               (f) it will comply with or observe any other restrictions or limitations set forth in the Prospectus on persons to whom, or the jurisdictions in which, or the manner in which, the Debt Securities may be offered, sold, resold or delivered.

All other terms used in the preceding paragraph have the meaning given to them by the U.S. Internal Revenue Code (the "Code") and regulations thereunder, including the D Rules. The restricted period is defined at U.S. Treas. Reg.
Section 1.163-5(c)(2)(i)(D)(7).

               (B) Each of the several Underwriters represents and agrees with the Company that:

               (a) except to the extent permitted under the D Rules, it has not offered or sold, and will not offer or sell at any time, Debt Warrants in bearer form to a person who is within the United States or its possessions or to a United States person;

               (b) it has in effect procedures reasonably designed to ensure that its employees or agents who are directly engaged in selling Debt Warrants in bearer form are aware that such Debt Warrants may not be offered or sold at any time to a person who is within the United States or its possessions or to a United States person, except as permitted by the D Rules;

               (c) if it is a United States person, it is acquiring the Debt Warrants in bearer form for purposes of resale in connection with their original issuance and if it retains Debt Warrants in bearer form for its own account, it will only do so in accordance with the requirements of U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(6);

               (d) if it transfers to any affiliate Debt Warrants in bearer form for the purpose of offering or selling such Debt Warrants, it will either (i) obtain from such affiliate for the benefit of the Company the representations and agreements contained in clauses (a),
         (b) and (c) or (ii) repeat and confirm the representations and agreements contained in clauses (a), (b) and (c) on such affiliate's behalf and obtain from such affiliate the authority to so obligate it;

               (e) it will obtain for the benefit of the Company the representations and agreements contained in clauses (a), (b), (c) and
         (d) from any person other than its affiliate with whom it enters into a written contract, as defined in U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(4) for the offer or sale of Debt Warrants in bearer form; and

               (f) it will comply with or observe any other restrictions or limitations set forth in the Prospectus on persons to whom, or the jurisdictions in which, or the manner in which, the Debt Warrants may be offered, sold, resold or delivered.

Terms used in the preceding paragraph have the meaning given to them by the Code and regulations thereunder, including the D Rules.

               8. Indemnification and Contribution. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities, joint or several (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim), caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished to the Company by any Underwriter in writing through the Manager expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting such losses, claims, damages or liabilities purchased Offered Securities, Debt Warrant Securities or Debt Warrants, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented, if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to such purchase, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities. This indemnity will be in addition to any liability which the Company may otherwise have.

               Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only to the extent that any untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information furnished to the Company by any Underwriter in writing through the Manager expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto. This indemnity will be in addition to any liability which the Underwriters may otherwise have.

               In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to the second preceding paragraph, and by the Company, in the case of parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

               If the indemnification provided for in the first or second paragraph in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Offered Securities. The relative fault of the Company on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this
Section 8 are several in proportion to the respective principal amounts of Offered Securities purchased by each of such Underwriters and not joint.

               The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

               The indemnity and contribution provisions contained in this
Section 8 and the representations and warranties of the Company contained herein shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its directors or officers or any person controlling the Company and (iii) acceptance of and payment for any of the Offered Securities.

               9. Termination. This Agreement shall be subject to termination, by notice given by the Manager to the Company, if (a) after the execution and delivery of the Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, the New York Stock Exchange or the American Stock Exchange, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Manager, is material and adverse, or (iv) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, and (b) in the case of any of the events specified in clauses (a)(i) through (iii), such event, singly or together with any other such event, makes it, in the judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

               10. Defaulting Underwriters. If, on the Closing Date [or the Option Closing Date, as the case may be,](10), any one or more of the Underwriters shall fail or refuse to purchase Underwriters' Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate amount of Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Underwriters' Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of Underwriters' Securities set forth opposite their respective names above bears to the aggregate amount of Underwriters' Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the amount of Underwriters' Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such amount of Underwriters' Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Underwriters' Securities to be purchased on such date and the aggregate amount of Underwriters' Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Underwriters' Securities to be purchased on such date, and arrangements satisfactory to the Manager and the Company for the purchase of such Underwriters' Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Manager or the Company shall have the right to postpone the Closing Date but in no event for longer then seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. [If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Underwriters' Securities to be purchased on such date and the aggregate amount of Underwriters' Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Underwriters' Securities to be purchased on such date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Underwriters' Securities to be purchased on such date or (ii) purchase not less than the amount of Underwriters' Securities that such non-defaulting Underwriters would have been obligated to purchase on such date in the absence of such default.](11) Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

---------
   (10)Applicable if a green shoe is offered to Underwriters.

   (11) Applicable if a green shoe is offered to Underwriters.

               If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of the Offered Securities. Nothing in the foregoing sentence shall limit the Company's obligations to pay expenses as provided in Section 6.

               11. Miscellaneous. The Underwriting Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

               This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

               12. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

               13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same agreement.



                                                                  Exhibit A

                 Opinion of Maryland Counsel for the Company


               The opinion of Piper & Marbury, Maryland counsel for the Company, to be delivered pursuant to Section 5(d) of the Underwriting Agreement, shall be limited to the laws of the State of Maryland and shall be to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws under the State of Maryland; and the Company has the corporate power under the laws of the State of Maryland and under its charter to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus.

               (ii) the Underwriting Agreement, the Indenture, the Debt Warrant Agreement and the Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;

               (iii) the Offered Securities and the Debt Warrant Securities have been duly authorized by the Company; and

               (iv) the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Indenture, the Offered Securities, the Debt Warrant Securities, the Delayed Delivery Contracts and the Debt Warrant Agreement will not contravene any provision of any material applicable law or the articles of incorporation or by-laws of the Company (excluding the securities or Blue Sky laws of the State of Maryland, as to which such counsel need not express any opinion).


               [(v) the [name of security into which the Debt Securities [and Debt Warrant Securities] are convertible], initially reserved for issuance upon conversion of the Debt Securities [and Debt Warrant Securities] (the "Underlying Securities") have been duly authorized and reserved for issuance; and

             (vi) when the Underlying Securities are issued upon conversion of the Debt Securities [and Debt Warrant Securities] in accordance with the terms of the Debt Securities [and Debt Warrant Securities], such Underlying Securities will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or other right to subscribe for or purchase such Underlying Securities.](12)

---------
   (12) Paragraphs (v) and (vi) should be included if the Offered Securities are convertible.


                                                                     Exhibit B

                     Opinion of Counsel for the Company


               The opinion of Susan L. Harris, Vice President and General Counsel--Corporate Affairs of the Company, to be delivered pursuant to Section 5(d) of the Underwriting Agreement shall be to the effect that:

               (i) to the best of such counsel's knowledge and information, the Company is duly qualified as a foreign corporation to transact business and in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, on the earnings or business affairs of the Company and its subsidiaries, taken as a whole.

               (ii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Indenture, the Offered Securities, the Debt Warrant Securities, the Delayed Delivery Contracts and the Debt Warrant Agreement will not contravene any provision of any material applicable law or the articles of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any Significant Subsidiary that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Significant Subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under the Underwriting Agreement, the Indenture, the Offered Securities, the Debt Warrant Securities, the Delayed Delivery Contract or the Debt Warrant Agreement, except such as may be required by the securities or Blue Sky laws or insurance securities laws of the various states in connection with the offer and sale of the Offered Securities and the Debt Warrants;

               (iii) to the best of such counsel's knowledge and information, there are no legal or governmental proceedings pending or threatened or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus that are not described as required;

               (iv) such counsel (1) is of the opinion that each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein, as to which such counsel need not express any opinion) appeared on its face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, (2) believes that (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein, as to which such counsel need not express any belief, and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) each part of the Registration Statement, when such part became effective did not, and as of the date such opinion is delivered, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (3) is of the opinion that the Registration Statement and Prospectus (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein, as to which such counsel need not express any opinion, and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) appear on their face to be appropriately responsively in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and (4) believes that (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein, as to which such counsel need not express any belief) the Prospectus as of the date such opinion is delivered does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and

               (v) to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement is in effect under the Securities Act, and no proceedings for such purpose are pending before or threatened by the Commission.

               With respect to the foregoing paragraph (iv), such counsel may state that her opinion and belief are based upon her participation in the preparation of the Registration Statement and Prospectus and any amendments, supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified.



                                                                    Exhibit C

                 Opinion of Special Counsel for the Company


               The opinion of Davis Polk & Wardwell, special counsel to the Company, to be delivered pursuant to Section 5(d) of the Underwriting Agreement shall be to the effect that:

               (i) the Indenture has been duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery by the Company, is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

               (ii) assuming due authorization, execution and delivery by the Company, the Debt Warrant Agreement is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability;

               (iii) assuming due authorization, execution and delivery by the Company, the Delayed Delivery Contracts are valid and binding agreements of the Company, enforceable in accordance with their respective terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability;

               (iv) when executed and authenticated in accordance with the provisions of the Indenture or the Debt Warrant Agreement, as the case may be, and delivered to and paid for (A) by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of Underwriters' Securities, or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of the Contract Securities and (B) upon the exercise of Debt Warrants pursuant to the Debt Warrant Agreement, in the case of the Debt Warrant Securities, the Offered Securities and the Debt Warrant Securities will be entitled to the benefits of the Indenture or the Debt Warrant Agreement, as the case may be, and will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability;

               (v) the statements in the Prospectus under the captions "Description of Debt Securities," "Description of Debt Warrants," and "Plan of Distribution," in each case insofar as such statements constitute summaries of the legal matters or documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings and fairly summarize the matters referred to therein;

               (vi) such counsel (1) believes that (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein and any of the documents incorporated by reference therein, as to which such counsel need not express any belief, and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) each part of the Registration Statement, when such part became effective did not, and as of the date such opinion is delivered, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) is of the opinion that the Registration Statement and Prospectus (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein and any of the documents incorporated or deemed to be incorporated by reference therein, as to which such counsel need not express any opinion, and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and (3) believes that (except for financial statements, supporting schedules and other financial data included or incorporated by reference therein and any of the documents incorporated or deemed to be incorporated by reference therein, as to which such counsel need not express any belief) the Prospectus as of the date such opinion is delivered does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and

               (vii) to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement is in effect under the Securities Act, and no proceedings for such purpose are pending before or threatened by the Commission.

               With respect to the foregoing paragraph (vi), such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendments or supplements thereto (other than the documents incorporated by reference) and upon review and discussion of the contents thereof
(including documents incorporated by reference) but are without independent check or verification, except as specified.




                                                                    Schedule I

                      FORM OF DELAYED DELIVERY CONTRACT


                                                    ________, 199_


Dear Sirs:

               The undersigned hereby agrees to purchase from SunAmerica Inc., a Maryland corporation (the "Company"), and the Company agrees to sell to the undersigned the Company's securities described in Schedule A annexed hereto (the "Securities"), offered by the Company's Prospectus dated ______________, 199_ and Prospectus Supplement dated ________________, 19__, receipt of copies of which are hereby acknowledged, at a purchase price stated in Schedule A and on the further terms and conditions set forth in this Agreement. The undersigned does not contemplate selling Securities prior to making payment therefor.

               The undersigned will purchase from the Company Securities in the principal amounts on the delivery dates set forth in Schedule A. Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date."

               Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House or similar next-day funds at the office of ______________________________, New York,
N.Y., at 10:00 A.M. (New York time) on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

               The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that (1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company shall have sold, and delivery shall have taken place to the underwriters (the "Underwriters") named in the Prospectus Supplement referred to above of, such part of the Securities as is to be sold to them. Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned as its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

               Failure to take delivery of and make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this agreement.

               This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

               If this Agreement is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding agreement, as of the date first above written, between the Company and the undersigned when such counterpart is so mailed or delivered.


               This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.


                                 Yours very truly,
                                ___________________________
                                          (Purchaser)

                                By ________________________

                                ___________________________
                                          (Title)

                                ___________________________

                                ___________________________
                                          (Address)
Accepted:
SUNAMERICA INC.

By ________________________


              PURCHASER --- PLEASE COMPLETE AT TIME OF SIGNING

The name and telephone and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)


                               Telephone No.
       Name                (Including Area Code)         Department
       -----               ---------------------         ----------


________________           ____________________          ___________




                                  SCHEDULE A





Securities:




Principal Amounts to be Purchased:




Purchase Price:




Delivery Dates: